UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 17, 2023
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Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
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Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2023, the Board of Directors (the “Board”) of Schneider National, Inc. (the “Company”) approved an amendment and restatement of the Schneider National, Inc. Senior Management Incentive Plan (the “Amended Plan”).

The Amended Plan generally is a continuation of the existing Schneider National, Inc. Senior Management Incentive Plan, except that it (a) removes provisions that no longer apply due to the repeal of the performance-based compensation exception under Section 162(m) of the Internal Revenue Code by the Tax Cuts and Jobs Act and makes other conforming changes; (b) clarifies who may be designated to participate in the Amended Plan; (c) makes certain clarifying changes to the definitions; (d) amends provisions related to the administration of the Amended Plan to provide more flexibility to the Company to make changes to employment policies without requiring an amendment to the Amended Plan; (d) provides more flexibility when setting performance goals, including, with respect to metrics, individual performance and target levels; (e) clarifies who has ultimate discretion to pay awards and adjust award amounts; and (f) provides that compensation received by participants under the Amended Plan shall be subject to the Company’s clawback policy as may be adopted from time to time.

The foregoing description of the Amended Plan is qualified in its entirety by reference to the full plan document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01.    Other Events.
On July 18, 2023, the Company announced that on July 17, 2023, the Board approved a quarterly cash dividend for the third fiscal quarter of 2023 in the amount of $0.09 per share to holders of the Company's Class A and Class B common stock. The dividend is payable to the Company's shareholders of record at the close of business on September 8, 2023 and is expected to be paid on October 10, 2023.

ITEM 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.    Description of Exhibit
10.1    Schneider National, Inc. Senior Management Incentive Plan, as amended and restated effective July 17, 2023
99.1    Press Release dated July 18, 2023
104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2023	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel and Corporate Secretary